                        WFS FINANCIAL 1997-A OWNER TRUST
                           Distribution Date Statement
                for Master Service Report Date of August 31, 1997
                   for Distribution Date of September 20, 1997




COLLECTIONS
                                                                                                                    DOLLARS
Payments received                                                                                                56,435,891.33
       Plus:
             Servicer Advances                                                                 1,799,537.01
             Reimbursement of holds                                                              723,794.22
                                                                                              -------------      -------------
                                                                                                                  2,523,331.23
                  Less:
             Reimbursement Advances                                                          (1,128,386.50)
             Funds deposited in Holds Account                                                  (750,769.69)
                                                                                              -------------
                                                                                                                (1,879,156.19)
                                                                                                                 -------------


Total Funds Available for Distribution                                                                           57,080,066.37
                                                                                                                 =============


DISTRIBUTIONS

      Servicing Fee                                                                            1,095,013.00
      Trustee and Other Fees                                                                     179,938.51
      Other Miscellaneous Payments                                                               208,331.25
                                                                                              -------------
                                                                                                                  1,483,282.76

      Note Interest Distributable Amount - Class A-1                   812,886.10
      Note Interest Distributable Amount - Class A-2                 1,768,125.00
      Note Interest Distributable Amount - Class A-3                 2,925,000.00
      Note Interest Distributable Amount - Class A-4                   928,125.00
                                                                    -------------

          Total Note Interest Distributable Amount                   6,434,136.10

      Certificate Interest Distributable Amount                        770,625.00
                                                                    -------------

Total Interest Distribution                                                                    7,204,761.10

      Note Principal Distributable Amount - Class A-1 thru A-3      46,311,807.41

      Note Principal Distributable Amount - Class A-4                        0.00

      Certificate Principal Distributable Amount                             0.00
                                                                    -------------

Total Principal Distribution                                                                  46,311,807.41
                                                                                              -------------

Total Principal and Interest Distribution                                                                        53,516,568.51


      Spread Account Deposit                                                                                      2,080,215.10


Total Distributions                                                                                              57,080,066.37
                                                                                                                 =============

                        WFS FINANCIAL 1997-A OWNER TRUST
                           Distribution Date Statement
                for Master Service Report Date of August 31, 1997
                   for Distribution Date of September 20, 1997


PORTFOLIO DATA:
                                                                         # of loans
      Beginning Security Balance                                           41,393                               450,296,284.38

          Less:  Scheduled Principal Balance                                    0             18,854,009.90
                 Accelerated Principal Portion                                  0              2,190,024.99
                 Full Prepayments                                           1,986             18,112,960.00
                 Partial Prepayments                                            0                      0.00
                 Liquidations                                                 687              7,154,812.52
                                                                                            ---------------
                                                                                                                 46,311,807.41
                                                                                                               ---------------
      Ending Security Balance                                              38,720                               403,984,476.97

OTHER RELATED INFORMATION:

Modified Accounts:
        Principal Balance                                                                              0.00%              0.00
        Scheduled Balance                                                                              0.00%              0.00

Servicer Advances
        Beginning Unreimbursed Advances:                                                       1,283,429.98
        New Advances                                                                           1,799,537.01
        Advances Reimbursed                                                                  (1,128,386.50)
                                                                                            ---------------
        Ending Unreimbursed Advances:                                                                             1,954,580.49

Holding Account:
        Beginning Balance                                                                        806,608.82
        Funds Deposited                                                                          750,769.69
        Withdrawal to Collection Account                                                        (723,794.22)
                                                                                            ---------------
        Ending Balance                                                                                              833,584.29

Net Charge-Off Data:                                                     # of loans
        Charge-Offs                                                           889              4,991,367.11
        Recoveries                                                            377                759,240.33
                                                                                            ---------------
        Net Charge-Offs                                                       512                                 4,232,126.78

Delinquencies (P&I):                                                     # of loans
      30-59 Days                                                              505              5,050,820.74
      60-89 Days                                                              179              1,827,216.77
      90-119 Days                                                              77                826,744.23
      120-149 Days                                                              0                      0.00
      150 days and over                                                         0                      0.00


Repossessions                                                                 137                900,407.32

Contracts Repurchased (pursuant to Sect. 3.02, 4.07, or 9.01
of the Sale and Servicing Agreement)                                            0                                         0.00

Charge-Off Percentage                                                                                                    3.68%
Delinquency Percentage                                                                                                   0.74%

WAC                                                                                                                   15.4835%
WAM                                                                                                                     51.823

                        WFS FINANCIAL 1997-A OWNER TRUST
                           Distribution Date Statement
                for Master Service Report Date of August 31, 1997
                   for Distribution Date of September 20, 1997


SPREAD ACCOUNT
        Funded Amount:

                 Beginning Balance                                            15,930,482.11
                 Deposits                                                      2,080,215.10
                 Reductions                                                            0.00
                                                                           ----------------
                 Ending Balance                                                                       18,010,697.21



        Overcollateralization Amount:

                 Beginning Balance                                             2,414,176.50
                 Additions                                                     2,190,024.99
                                                                           ----------------
                 Ending Balance                                                4,604,201.49

                 Current Holding Account Balance                                 833,584.29

                 Total Overcollateralization Amount                                                    5,437,785.78


        Total Spread Account                                                                          23,448,482.99






        Spread Account Initial Deposit:

                 Beginning Balance                                            15,000,000.00
                 Repayments                                                            0.00
                                                                           ----------------
                 Ending Balance                                                                       15,000,000.00

                        WFS FINANCIAL 1997-A OWNER TRUST
                           Distribution Date Statement
                for Master Service Report Date of August 31, 1997
                   for Distribution Date of September 20, 1997


================================================================================================================================--
                                        BEGINNING                                         PRIOR        CURRENT
                      ORIGINAL         OUTSTANDING                         ACCELERATED   PRINCIPAL    PRINCIPAL
                      PRINCIPAL         PRINCIPAL         PRINCIPAL         PRINCIPAL    CARRYOVER    CARRYOVER      PRINCIPAL
CLASSES                BALANCE           BALANCE        DISTRIBUTABLE        PORTION     SHORTFALL    SHORTFALL    DISTRIBUTION
================================================================================================================================--
   A-1             105,000,000.00      55,296,284.38     44,121,782.42     2,190,024.99     0.00         0.00     46,311,807.41

   A-2             115,000,000.00     115,000,000.00              0.00             0.00     0.00         0.00              0.00

   A-3             180,000,000.00     180,000,000.00              0.00             0.00     0.00         0.00              0.00

   A-4              55,000,000.00      55,000,000.00              0.00             0.00     0.00         0.00              0.00

Certificate         45,000,000.00      45,000,000.00              0.00             0.00     0.00         0.00              0.00






================================================================================================================================--
        TOTAL      500,000,000.00     450,296,284.38     44,121,782.42     2,190,024.99     0.00         0.00     46,311,807.41
================================================================================================================================--



====================================================
       REMAINING             TOTAL
     OUTSTANDING         PRINCIPAL
       PRINCIPAL      AND INTEREST
         BALANCE      DISTRIBUTION
====================================================
   8,984,476.97     47,124,693.51

 115,000,000.00      1,768,125.00

 180,000,000.00      2,925,000.00

  55,000,000.00        928,125.00

  45,000,000.00        770,625.00





====================================================
    TOTAL          403,984,476.97     53,516,568.51
====================================================



===================================================================================================================================
                                                           PRIOR         CURRENT
                                                         INTEREST        INTEREST                           DEFICIENCY       POLICY
  NOTE                INTEREST          CALCULATED       CARRYOVER      CARRYOVER        INTEREST             CLAIM          CLAIM
 CLASSES                RATE             INTEREST         SHORTFALL     SHORTFALL       DISTRIBUTION          AMOUNT         AMOUNT
===================================================================================================================================
   A-1                  5.50%            812,886.10          0.00          0.00            812,886.10          0.00          0.00

   A-2                  5.80%          1,768,125.00          0.00          0.00          1,768,125.00          0.00          0.00

   A-3                  6.05%          2,925,000.00          0.00          0.00          2,925,000.00          0.00          0.00

   A-4                  6.30%            928,125.00          0.00          0.00            928,125.00          0.00          0.00

Certificate             6.40%            770,625.00          0.00          0.00            770,625.00          0.00          0.00


                                                                           0.00                               0.00

                                                                                                    Note Percentage       100.00%

                                                                                             Certificate Percentage         0.00%


===================================================================================================================================
    TOTAL                              7,204,761.10          0.00          0.00          7,204,761.10
===================================================================================================================================


                        WFS FINANCIAL 1997-A OWNER TRUST
                              Officer's Certificate
                for Master Service Report Date of August 31, 1997
                   for Distribution Date of September 20, 1997



Detailed Reporting

          See Schedule F




WFS Financial Inc, as Master Servicer, certifies that all computations presented reflect accurate information as of August 31, 1997 and were performed in conformity with the Sale and Servicing Agreement dated March 1, 1997.







                                        /s/ LEE A. WHATCOTT
                                        --------------------------------------
                                        Lee A. Whatcott
                                        Executive Vice President
                                        Chief Financial Officer




                                        /s/ MARK OLSON
                                        --------------------------------------
                                        Mark Olson
                                        Senior Vice President
                                        Controller